SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2004

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Orleans Homebuilders, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6830	59-0874323

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Greenwood Square, Suite 101 3333 Street Road, Bensalem, PA	19020

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 245-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	Entry into a Material Definitive Agreement.

     The information set forth in Item 2.03 below is incorporated by reference as if fully set forth herein.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On November 17, 2004, Orleans Homebuilders, Inc. (the “Company”) amended its July 28, 2004 Bridge Loan Agreement with Wachovia Bank, National Association. The amendment increased the initial maximum borrowing amount under the unsecured borrowing facility to $140,000,000 from $120,000,000. Subject to the participation of other lenders in the borrowing facility, the maximum borrowing amount may be increased to up to $220,000,000. The amendment also extended the maturity date of the borrowing facility from November 30, 2004 to December 31, 2004. Except as modified by the amendment, the Bridge Loan Agreement remains in full force and effect in accordance with its terms. For additional material information regarding the terms of Bridge Loan Agreement, see the Liquidity and Capital Resources section of our Annual Report of Form 10-K for the fiscal year ended June 30, 2004 filed with the Securities Exchange Commission.

     As of November 19, 2004, the aggregate principal amount outstanding under the Bridge Loan Agreement was approximately $122,000,000. A copy of the amendment is attached hereto as Exhibit 10.1.

     Wachovia Bank, National Association is the lender under certain of the Company’s other mortgage loan facilities and provides cash management services, including operating checking accounts and similar accounts, for the Company.

ITEM 8.01	Other Events.

     The Company previously anticipated replacing the Bridge Loan Agreement and its other community-by-community financing with a $500,000,000 secured revolving loan facility by November 30, 2004. The Company now anticipates it will have the new $500,000,000 secured revolving loan facility in place by December 31, 2004, although the Company cannot offer assurance that it will be able to do so.

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ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to the July 28, 2004 Bridge Loan Agreement by and among Orleans Homebuilders, Inc. and Wachovia Bank, National Association dated November 17, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORLEANS HOMEBUILDERS, INC.

Dated: November 19, 2004	By: Joseph A. Santangelo

Joseph A. Santangelo
Chief Financial Officer

EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.	Item

10.1*	First Amendment to the July 28, 2004 Bridge Loan Agreement by and among Orleans Homebuilders, Inc. and Wachovia Bank, National Association dated November 17, 2004.

* Filed electronically herewith.